Exhibit 10.1

NFI Nicholas Financial Boise Idaho Grand Opening Celebration!!NFI You’re Invited to Nicholas Financial’s Boise, Idaho Grand Opening Date: June 15th 2021 Time: 3:00 to 5:00 pm  Location: 950 Fairview, Suite 170 Meridian, ID 83646 For more Info call: 208-314-5769 Official Ribbon Cutting at 4:00 pm - Refreshments will be served Proudly Serving Dealers in FL, AL, AZ, GA, ID, IL, IN, KS, KY, MI, MO, NC, NV, OH, PA,SC,TN,TX, WI, UT www.NicholasFinancial.com